 SELECT ALLOCATION FUND

Class N Shares: CLBLX

Summary Prospectus      December 26, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated December 26, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com  or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@geminifund.com.

Investment Objective:

The investment objective is total return, consisting of capital growth and income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses (Underlying Funds)(1)	0.24%

Total Annual Fund Operating Expenses	1.51%
Fee Waiver and Expense Reimbursements(2)	(0.12)%

Total Annual Fund Operating Expenses After Fee Waiver	1.39%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$142
3	$465
5	$812
10	$1,791

(1)This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)The fees shown above take into account CLS's advisory fee waiver agreement to limit total operating expenses at least through December  31, 2014, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.  Only the Fund's Board of Trustees may elect to terminate the fee waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds. This group of investments is referred to as "Underlying Funds." The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing primarily in (i) Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital appreciation.  While pursuing its investment objective, the Fund will not invest less than 35% of its total assets in Underlying Funds or other securities that seek capital appreciation or growth. The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund's adviser, as well as CLS's assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund. These investments may include smaller and medium capitalization companies.

•

Investing up to 65% of its total assets in Underlying Funds that seek total return, or directly or indirectly in fixed income securities of any credit quality (including "junk bonds") and maturity, whenever CLS believes these investments offer a potential for total return. Fixed income securities principally include U.S. and foreign government bonds, U.S. government agency bonds, corporate bonds, asset-backed securities and mortgage-backed securities.

The Fund’s portfolio is invested to maintain risk levels similar to the combined risk of an equity allocation between 70% and 80% equities and the remainder in short to intermediate government bonds. CLS seeks to control risk within such ranges by estimating the overall risk of the Fund's investments and keeping it near an equivalent risk of a portfolio comprised of 75% of the S&P 500 Index and 25% of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. The S&P 500 Index is an unmanaged index made up of 500 blue chip stocks. The Barclays Capital U.S. 1-5 Year Government/Credit Bond Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The actual investment of the Fund’s assets may range from 35% to 100% in underlying equity funds and 0% to 65% in underlying bond funds, but typically will be in the middle third of such ranges. The risk of an asset is based on its volatility, long-term performance, valuations, and other financial and economic data. For example, a high yield bond fund holding may have greater volatility than some equity fund holdings. The historical volatility and the risk analysis are weighted relatively equally in gauging the risk of any position.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.

CLS actively manages the Fund's investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted). When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income. CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities. CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest. The Fund is not federally insured or guaranteed by any government agency. YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk: When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds and therefore may carry more risk. Issuers of fixed-income securities may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. CLS may allocate the Fund's investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk: You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund (formerly known as the Berolina Fund) by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year and over the life of the Fund compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31,

The year-to-date return of Class N Shares for the nine-month period ended September 30, 2012 was 11.99%. During the period shown in the bar chart, the highest return for a quarter was 20.07% (quarter ended June 30, 2009) and the lowest return for a quarter was (24.34)% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2011)

	1 Year	5 Years	Life of Fund*
Select Allocation Fund Class N
return before taxes	-3.98%	-0.06%	0.98%
return after taxes on distributions (1)	-4.41%	-0.78%	0.34%
return after taxes on distributions and sale of Fund shares(1)	-2.44%	-0.34%	0.58%
S&P 500TM Index	2.11%	-0.25%	1.79%
Barclays Capital U.S. 1-5 Year Government/Credit Bond Index	8.35%	6.80%	6.48%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

*

The Fund commenced operations on January 27, 2006.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund. Dennis Guenther, CFA, Senior Portfolio Manager of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as the portfolio manager of the Fund since 2011.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How Shares Are Priced” of the Fund's Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-866-811-0225 or by visiting the Fund's website www.advisoronefunds.com. The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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